UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The Company will present at the SeeThruEquity Annual Microcap Investor Conference on Thursday, May 28th at 3:00 P.M. Eastern Time. The one-day event will host a select group of microcap companies at the Convene Grand Central Conference Center at 101 Park Avenue in New York City. SeeThruEquity ("STE") is an equity research and corporate access firm focused on companies with less than $1 billion in market capitalization. STE is approved to contribute research to Thomson Reuters One (First Call), CapitalIQ, FactSet, and Zacks, and distribute its research to its database of opt-in investors. Mr. Dewan and Mr. Norstrud will be available for one-on-one meetings during the conference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by General Employment Enterprises, Inc. dated May 21, 2015.

99.2	PowerPoint presentation by General Employment Enterprises, Inc. dated May 28, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC. (Registrant)

Date: May 28, 2015	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer

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